SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: December 12, 2002
               (Date of earliest event reported) December 1, 2002


                               ACC ACQUISITION LLC
             (Exact name of registrant as specified in its charter)

                                   333-59322
                                      AND
           DELAWARE                333-63454               22-3043811
 (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma         73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)


Information To Be Included in the Report

Item 5. Other Events. On December 1, 2002, ACC Acquistion LLC's wholly owned subsidiary American Cellular Corporation (the "Corporation") entered into an agreement with Convergys Information Management Group Inc. ("Convergys") pursuant to which Convergys would provide the Corporation with integrated billing and customer care services (the "Master Services Agreement"). The Master Services Agreement became effective December 1, 2002 and will replace the License Agreement with H.O. Systems, Inc., which currently provides such services.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

Exhibit
  No.                      Description

10.14 Master Services Agreement between American Cellular Corporation and Convergys Information Management Group Inc. dated December 1, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     ACC Acquisition LLC
                                     (Registrant)

                                     By  BRUCE R. KNOOIHUIZEN
                                         Bruce R. Knooihuizen,
                                         Treasurer and Manager

Date:  December 12, 2002


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                                  EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit
  No.                      Description

10.14     Master Services Agreement between     filed herewith electronically
          American Cellular Corporation and
          Convergys Information Management
          Group Inc. dated December 1, 2002.